UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. _____]

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Materials under Sec.240.14a-12

GARMIN LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:________________________________________
2)	Form Schedule or Registration Statement No.:_________________________
3)	Filing Party:__________________________________________________
4)	Date Filed:___________________________________________________

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 7, 2013.

GARMIN LTD.	Meeting Information Meeting Type: Annual Meeting For holders as of: April 11, 2013 Date: June 7, 2013 Time: 10:00 AM CDT Location: 1200 East 151st Street Olathe, Kansas 66062

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice & Proxy Statement       Form 10-K       Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

     Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2013 to facilitate timely delivery.

—How To Vote— Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors
Nominees
01) Joseph J. Hartnett
02) Thomas P. Poberezny

The Board of Directors recommends you vote FOR the following proposals:

2.	Approval of Garmin Ltd.’s 2012 Annual Report, including the consolidated financial statements of
Garmin Ltd. for the fiscal year ended December 29, 2012 and the statutory financial statements of
Garmin Ltd. for the fiscal year ended December 29, 2012.

3.	Approval of the appropriation of available earnings.

4.	Approval of the payment of a cash dividend in the aggregate amount of
$1.80 per share out of Garmin Ltd’s general reserve from capital contribution in four equal installments.

5.	Discharge of the members of the Board of Directors and the Executive Officers from liability for the fiscal year ended December 29, 2012.

6.	Approval of amendment to the Garmin Ltd. 2005 Equity Incentive Plan.

7.	Ratification of the appointment of Ernst & Young LLP as Garmin Ltd.’s independent registered public accounting firm for the 2013 fiscal year and the re-election of Ernst & Young Ltd. as Garmin Ltd’s statutory auditor for another one-year term.

8.	Advisory vote on executive compensation.

9.	Any other matters that may properly come before the Annual General Meeting or any adjournment thereto, including matters incident to its conduct.